Note 34 - Income Taxes - Analysis of the Difference between the Amount (Expected Tax Expense at Domestic Income Tax Rate vs. Actual Income Tax Expense) (Detail) - EUR (€) € in Millions	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Analysis of the Difference between the Amount (Expected Tax Expense at Domestic Income Tax Rate vs. Actual Income Tax Expense)
Expected tax expense (benefit) at domestic income tax rate of 31.3% (31.3 % for 2017 and 2016)	€ (825)	€ 416	€ 384
Foreign rate differential	170	8	(37)
Tax-exempt gains on securities and other income	(191)	(209)	(431)
Loss (income) on equity method investments	(19)	(19)	(21)
Nondeductible expenses	326	340	540
Impairments of goodwill	269	0	0
Changes in recognition and measurement of deferred tax assets	2,785	253	159
Effect of changes in tax law and/or tax rate	(9)	(6)	1,437
Effect related to share-based payments	54	133	14
Effect of policyholder tax	70	73	(82)
Actual income tax expense (benefit)	€ 2,630	€ 989	€ 1,963